UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15 (d) of The Securities Exchange Act of 1934
Date of Report: July 12, 2007
(Date of earliest event reported)
KB HOME
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	1-9195 (Commision File Number)	95-3666267 (IRS Employer Identification No.)
10990 Wilshire Boulevard, Los Angeles, California 90024
(Address of principal executive offices)                      (Zip Code)
Registrant’s telephone number, including area code: (310) 231-4000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On July 12, 2007, the Management Development and Compensation Committee (the “Committee”) of the Board of Directors of KB Home (the “Company”) granted the equity awards called for by the Employment Agreement between the Company and its President and Chief Executive Officer, and approved two new types of incentive compensation awards: cash-settled Stock Appreciation Rights (“SARs”) and cash-settled Phantom Shares.
The SARs and Phantom Shares do not entitle recipients to receive any shares of the Company’s common stock and do not provide recipients with any voting or other stockholder rights. However, because the value of each SAR and Phantom Share is tied to the price of the Company’s common stock, the Company believes they align employee and stockholder interests and provide retention benefits akin to stock option and restricted stock awards. At the same time, these cash-settled awards conserve the number of shares the Company has available for future equity compensation grants and limit stockholder dilution. The Committee’s actions of July 12, 2007, which include the Company’s first long-term incentive compensation grants to employees since October 2005, are described below:
     CEO Employment Agreement Awards. In accordance with the terms of his Employment Agreement with the Company, dated as of February 28, 2007, the Committee granted to the Company’s President and Chief Executive Officer (i) 54,000 performance-vesting restricted shares of the Company’s common stock, which vest based on the Company’s stock performance over a three-year period relative to its peer companies, (ii) options to purchase 325,050 shares of the Company’s common stock in connection with his promotion to his current position, which vest in equal installments on December 1, 2007, December 1, 2008 and December 1, 2009, and (iii) options to purchase an additional 325,050 shares of the Company’s common stock as his annual incentive award for fiscal year 2007, which vest in equal installments on July 12, 2008, July 12, 2009 and July 12, 2010. The exercise price of all of these options is $36.19, which was the closing price of the Company’s common stock on the New York Stock Exchange on July 12, 2007, the date of the Committee meeting at which the grants were made. The Employment Agreement was attached as an exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on March 6, 2007.
     Phantom Shares. The Committee approved grants of Phantom Shares to named executive officers and certain other managers and employees of the Company, including the President and Chief Executive Officer, in payment of fiscal year 2006 annual incentive compensation that exceeded the recipients’ respective annual cash compensation limits that were set at the beginning of fiscal year 2006. These Phantom Shares were granted in lieu of the shares of restricted Company common stock that were indicated in the Company’s definitive 2007 Proxy Statement, filed with the SEC on March 5, 2007, in large part to conserve the number of shares the Company has available for future equity compensation grants. The Committee also approved the award of Phantom Shares as part of the fiscal year 2007 long-term incentive awards to named executive officers and certain other managers and employees of the Company, not including the President and Chief Executive Officer.
     Each Phantom Share entitles a recipient to a cash payment equal to the fair market value of one share of the Company’s common stock on the date it vests, plus the cumulative value of all cash dividends paid in respect of one share of the Company’s common stock from and including the grant date through and including the vesting date. Each Phantom Share granted on July 12, 2007 vests in full three years after that date. However, the Phantom Shares granted to certain senior managers of the Company as fiscal year 2007 long-term incentive awards will not vest unless a performance goal related to the Company’s cash flow is achieved.
     Stock Appreciation Rights. The Committee approved the award of SARs as part of the fiscal year 2007 long-term incentive awards to named executive officers and a limited number of other senior managers of the Company, not including the President and Chief Executive Officer.
     Each SAR, once vested, entitles a recipient to receive a cash payment equal to the spread between its exercise price and the fair market value of one share of the Company’s common stock on the date of exercise, up to a maximum amount of four times the exercise price. The exercise price for the SARs granted on July 12, 2007 is $36.19, but a SAR recipient does not actually pay the exercise price to exercise a SAR. Each SAR granted on July 12, 2007 has a ten-year term from the date of grant and vests in equal annual installments over a three-year period. However, the SARs will not vest unless the performance goal related to the Company’s cash flow is achieved.

On July 12, 2007, the Company’s named executive officers were granted Stock Options, SARs, Performance Shares and Phantom Shares in the following amounts:

				Phantom Shares	Phantom Shares
Officer	Stock Options	SARs	Performance Shares	(Fiscal 2007 Awards)	(Fiscal 2006 Awards)
Jeffrey T. Mezger	650,100	None	54,000	None	55,264
Domenico Cecere	None	29,939	None	9,672	15,751
William R. Hollinger	None	25,662	None	8,290	1,037
Kelly Masuda	None	17,108	None	5,527	None
Agreements related to the foregoing are attached as exhibits to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
10.33	Amended and Restated 1999 Incentive Plan Performance Stock Agreement between the Company and Jeffrey T. Mezger

10.34	Form of Stock Option Agreement under the Employment Agreement between the Company and Jeffrey T. Mezger dated as of February 28, 2007

10.35	Form of Amended and Restated 1999 Incentive Plan Stock Appreciation Right Agreement

10.36	Form of Amended and Restated 1999 Incentive Plan Phantom Share Agreement

10.37	Form of Phantom Share Agreement for Non-Senior Management

10.38	Form of Over Cap Phantom Share Agreement

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Date: July 18, 2007

KB Home
By:	/s/ William R. Hollinger
William R. Hollinger
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

10.33	Amended and Restated 1999 Incentive Plan Performance Stock Agreement between the Company and Jeffrey T. Mezger

10.34	Form of Stock Option Agreement under the Employment Agreement between the Company and Jeffrey T. Mezger dated as of February 28, 2007

10.35	Form of Amended and Restated 1999 Incentive Plan Stock Appreciation Right Agreement

10.36	Form of Amended and Restated 1999 Incentive Plan Phantom Share Agreement

10.37	Form of Phantom Share Agreement for Non-Senior Management

10.38	Form of Over Cap Phantom Share Agreement